Exhibit 32.1

U.S. GEOTHERMAL INC.

CERTIFICATION

In connection with the Quarterly report of U.S. Geothermal Inc. (the “Registrant”) on Form 10-Q for the period ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel J. Kunz, Chief Executive Officer of the Registrant, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2012

/s/ Daniel J. Kunz
Daniel J. Kunz
Chief Executive Officer